As filed with the Securities and Exchange Commission on August 8, 2001
                                                      Registration No. 333-

================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             --------------------

                                   FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             --------------------

                          CDW Computer Centers, Inc.
            (Exact Name of Registrant as Specified in Its Charter)

          Illinois                                          36-3310735
(State or Other Jurisdiction of                          (I.R.S. Employer
Incorporation or Organization)                           Identification No.)


                          200 North Milwaukee Avenue
                         Vernon Hills, Illinois 60061
                                (847) 465-6000
 (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

                             Harry J. Harczak, Jr.
                 Executive Vice President Corporate Strategy
                       and Chief Financial Officer CDW
                            Computer Centers, Inc.
                          200 North Milwaukee Avenue
                         Vernon Hills, Illinois 60061
                                (847) 465-6000
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent for Service)

                                  Copies to:

  Dennis V. Osimitz,Esq.                                  Robert F. Wall, Esq.
 Christine A. Leahy, Esq.                                   Winston & Strawn
Sidley Austin Brown & Wood                                 35 W. Wacker Drive
     Bank One Plaza                                      Chicago, Illinois 60601
   10 South Dearborn
Chicago, Illinois 60603

                             --------------------

     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.[ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.[ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-63820

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. 3 If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.[ ]
                             -------------------

                        CALCULATION OF REGISTRATION FEE
===================================================================================================================================
Title of each class of securities          Amount to be       Proposed maximun       Proposed maximum
      to be registered                      registered       offering price per     aggregate offering           Amount of
                                                                   share(1)                price               registration fee(2)
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value per
share . . . . . . . . . . . . . . . .        500,000               $42.02              $21,010,000               $5,252.50
===================================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended. Based upon the average high and low prices of the common stock on the Nasdaq National Market on August 8, 2001.

(2) 10,062,500 shares were registered under registration statement
    no. 333-63820.
    A filing fee of $94,663 was previously paid with such registration statement.
================================================================================

             INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT
                  ON FORM S-3, REGISTRATION NUMBER 333-63820

      We hereby incorporate by reference into this registration statement on Form S-3 in its entirety the registration statement on Form S-3, registration number 333-63820, as amended, declared effective on August 8, 2001 by the Securities and Exchange Commission, including each of the documents we filed with the Commission and incorporated or were deemed to be incorporated by reference therein and all exhibits thereto.


Exhibits

Exhibit
Number       Description of Exhibit
-------      ----------------------

5.1          Opinion of Sidley Austin Brown & Wood.

23.1 Consent of Sidley Austin Brown & Wood (included in Exhibit 5.1 hereto).

23.2         Consent of PricewaterhouseCoopers LLP.

24.1*        Powers of Attorney (included on signature page).

-------------
*Incorporated by reference to registration statement on Form S-3 (file number 333-63820).

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vernon Hills, State of Illinois, on August 8, 2001.

                                          CDW COMPUTER CENTERS, INC.

                                          By: /s/ Harry J. Harczak, Jr.
                                             ----------------------------------
                                             Harry J. Harczak, Jr.
                                             Executive Vice President
                                              Corporate Strategy and Chief
                                              Financial Officer

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

        *                              Chairman and Chief          Dated: August 8,
______________________________________  Executive Officer                2001
John A. Edwardson                       (Principal Executive
                                        Officer)

        *                              Chairman Emeritus and       Dated: August 8,
______________________________________  Director                         2001
Michael P. Krasny

        *                              Vice Chairman and Director  Dated: August 8,
______________________________________                                   2001
Gregory C. Zeman

        *                              Executive Vice President--  Dated: August 8,
______________________________________  Sales and Director               2001
Daniel B. Kass

/s/ Harry J. Harczak, Jr.              Executive Vice President    Dated: August 8,
______________________________________  Corporate Strategy and           2001
Harry J. Harczak, Jr.                   Chief Financial Officer
                                        (Principal Financial
                                        Officer)

        *                              Controller (Principal       Dated: August 8,
______________________________________  Accounting Officer)              2001
Sandra M. Rouhselang

        *                              Director                    Dated: August 8,
______________________________________                                   2001
Michelle L. Collins

        *                              Director                    Dated: August 8,
______________________________________                                   2001
Casey G. Cowell

        *                              Director                    Dated: August 8,
______________________________________                                   2001
Donald P. Jacobs

        *                              Director                    Dated: August 8,
______________________________________                                   2001
Terry L. Lengfelder

        *                              Director                    Dated: August 8,
______________________________________                                   2001
Brian E. Williams

*By: /s/ Harry J. Harczak, Jr.
  ------------------------------
Harry J. Harczak, Jr.
Pursuant to powers of attorney dated June 26, 2001

                                 EXHIBIT INDEX
                           TO REGISTRATION STATEMENT
                                  ON FORM S-3

                          CDW Computer Centers, Inc.


Exhibit
Number       Description of Exhibit
-------      ----------------------

5.1          Opinion of Sidley Austin Brown & Wood.

23.1 Consent of Sidley Austin Brown & Wood (included in Exhibit 5.1 hereto).

23.2         Consent of PricewaterhouseCoopers LLP.

24.1*        Powers of Attorney (included on signature page).

-------------
*Incorporated by reference to registration statement on Form S-3 (file number 333-63820).